UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 12, 2002
                                                     ----------------------

                                ALDILA, INC.
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                        0-21872                     13-3645590
------------------     ---------------------------    ---------------------
(STATE OR OTHER         (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NO.)
INCORPORATION)

     12140 Community Road, Poway, CA                          92064
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's telephone number, including area code   (858) 513-1801
                                                     ----------------------
                                                           www.aldila.com

                               Not Applicable
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       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.
         ------------

     On July 12, 2002, Aldila, Inc. (the "Company") announced that Marvin
M. Giles, III, had resigned, effective immediately, from the Company's Board of Directors for personal reasons. A copy of a press release dated July 12, 2002 announcing Mr. Giles' resignation is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)  Financial Statements of Business Acquired. Not applicable.

         (b)  Pro Forma Financial Information. Not applicable.

         (c)  Exhibits.

              99.1  Press Release dated July 12, 2002.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALDILA, INC.


Dated:  July 15, 2002                       By:  /s/ Robert J. Cierzan
                                                -------------------------------
                                                Name:   Robert J. Cierzan
                                                Title:  Vice President,
                                                        Secretary and Treasurer

                               EXHIBIT INDEX

Exhibit
   No.             Document
-------            --------

 99.1              Press Release dated July 12, 2002.